UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 27, 2024

Mondee Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39943	88-3292448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10800 Pecan Park Blvd Suite 400 Austin, Texas	78750
(Address of principal executive offices)	(Zip Code)
(866) 855-9630
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MOND	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of delisting or failure to satisfy a continued listing rule or standard; transfer of listing

On November 27, 2024, Mondee Holdings, Inc. (the “Company”) received a notification letter from the Listing Qualifications Department (the “Staff”) of the NASDAQ Stock Market LLC (“NASDAQ”) issuing a Staff Determination (the “Staff Determination”). The Staff Determination noted that based on the Staff's review of the Form 8-K filed on November 26, 2024 (the “Form 8-K”), which communicated that the Company does not plan to submit a plan to regain compliance with NASDAQ rules and does not plan to appeal NASDAQ's subsequent delisting. The Form 8-K was filed in response to the original NASDAQ notice that the Company did not comply with filing requirements for continued inclusion set forth in Listing Rule 5250(c)(1), as a result of the Company’s delay in filing its Periodic Report on Form 10-Q for the three month period ended September 30, 2024, the Company's common stock, par value $0.0001 per share (the “Common Stock”) will be delisted from the NASDAQ Stock Market. Trading of the Company's Common Stock will be suspended at the opening of business on December 6, 2024, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company's securities from listing and registration on the NASDAQ Stock Market.

On December 1, 2024, the Company issued a press release announcing the receipt of the Staff Determination. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On December 1, 2024, the Company issued a press release announcing the receipt of the Staff Determination. The press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 2.02 of this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 1, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDEE HOLDINGS, INC.

Dated: December 3, 2024

	By:	/s/ Jesus Portillo
Name: Jesus Portillo Title: Chief Executive Officer and Chief Financial Officer